                                                                Exhibit 10.12(a)
                                   Exhibit A
                                   ---------

Memorandum

Date:     March 31, 2000

To:       Elliot Mark
cc:       Tim White

From:     Pat Walsh
Loc:      20A/245
Ext:      5902

Subject:  Space - EPYX


EPYX currently occupies space in Building 15, 32, and the Pilot Plant complex.

Below is a summary and cost breakdown:

                                      Monthly          Yearly
     Building           Sq. Ft.        Cost             Cost
     --------           -------       -------          ------

       15                8,261      $30,531.27      $366,375.34

       32                4,015       14,838.77       178,065.25

       Pilot Plant       2,278        8,419.10       101,029.29
                        ------      ----------      -----------
       Total            14,554      $53,789.14      $645,469.89


Attached are drawings indicating the space assigned to EPYX and the Facilities Space Report. This information is as of March 31, 2000.

Please let me know if you need any additional information.

RUN DATE: 04/03/00                                     ARTHUR D. LITTLE, INC.                                 REPORT: SPACE200R1
RUN TIME: 09:31:12                                        SPACE MANAGEMENT                                    PROGRAM: SPACE201
                                                       FACILITIES GROUP REPORT                                PAGE:          1

                                                     SECTION:  EPYX
                                                     SECTION LEADER: J BENTLEY

     UNIT NUMBER:   194
     UNIT LEADER:  BENTLEY

                                                                  SPACE HOLDING DETAIL                     FULL TIME STAFF DATA
                                                       -------------------------------------------------  -------------------------
                                                                                                          EMPL                 PRS
NOTE BLD/ROOM  SQ FT  WIDTH  DEPTH   CHARACTERISTICS   OFFCE  AN HD  CONE  LIBRY  MISC  LAB  SHOP  STRGE   NO   EMPLOYEE NAME  CLS
---- --------  -----  -----  ----- ------------------  -----  -----  ----  -----  ----  ---  ----  -----  ----  -------------  ----
     15  138    1356                                                                    1356

     15  139     937                                                                     937

     15  151A    140                                   140

  01 15  151B    140                                    70                                                7930  DEPIETRO   R   CONS

     15  153     100                                   100

     15  153B     70                                    70                                                5409  MOSHER     PD  CONS

     15  153C     70                                    70

     15  153D     70                                    70                                                 630  HAILES     RL  CONS

     15  153E     70                                    70

     15  154     440                                   440

     15  154A     65                                    65

     15  154B     65                                    65                                                4370  THOMPSON   C  CONS

     15  154C     65                                    65                                                6834  POLLICA    DE

     15  154D     65                                    65                                                6422  CHINTAWAR  PS CONS

     15  154E     65                                    65                                                4265  WILLEY     JM

     15  154F     65                                    65                                                5307  CIOFFI     CM CONS

     15  154G     62                                    62                                                2996  COLE       T  CONS

     15L 101     117                                   117                                                8314  MORRISEAU  BD CONS

     15L 102     121                                   121                                                4802  BOYD       S  CONS

NOTE 01 ##### BLDG 15 ROOM 151B ALSO SHARED WITH UNIT 0946 ########

RUN DATE: 04/03/00                                     ARTHUR D. LITTLE, INC.                                 REPORT: SPACE200R1
RUN TIME: 09:31:12                                       SPACE MANAGEMENT                                     PROGRAM: SPACE201
                                                       FACILITIES GROUP REPORT                                PAGE:          2

                                                     SECTION:  EPYX
                                                     SECTION LEADER: J BENTLEY

     UNIT NUMBER:   194
     UNIT LEADER:  BENTLEY

                                                                  SPACE HOLDING DETAIL                     FULL TIME STAFF DATA
                                                       -------------------------------------------------  -------------------------
                                                                                                          EMPL                 PRS
NOTE BLD/ROOM  SQ FT  WIDTH  DEPTH   CHARACTERISTICS   OFFCE  AN HD  CONE  LIBRY  MISC  LAB  SHOP  STRGE   NO   EMPLOYEE NAME  CLS
---- --------  -----  -----  ----- ------------------  -----  -----  ----  -----  ----  ---  ----  -----  ----  -------------  ----
     15L 102A     94                                      94                                              4035  SYLVESTER  RM  SUP

     15L 103      54                                      54                                               932  BLOCK      SG  CONS

     15L 103A     80                                      80                                              4880  ROUNDS III R   CONS

     15L 104      80               SWAVELY                80

     15L 105      80                                      80                                              8863  DORSON     MH  CONS

     15L 106      80                                      80                                              7490  ZHAO       J   CONS

     15L 107      85                                      85

     15L 107A     27               CLOSET                                                      27

     15L 108     510                                                                    510

     15L 109     968                                                                    968

     15L 110     238                                                                    238

     15L 111     238                                                               238

     15L 112     168               MECH. ROOM                                      168

     15L 113     193                                                                    193

     15L 114     262               MECH. FOR DRY ROOM                              262

     15L 115     533                                                                    533

     15L 117     124                                     124                                               865  CROSS III  JC  CONS

     15L 118     117                                     117                                               152  MITCHELL   WL  SENC

     15L 119     117                                     117                                              5675  BENTLEY    JM  DIR

RUN DATE: 04/03/00                                     ARTHUR D. LITTLE, INC.                                 REPORT: SPACE200R1
RUN TIME: 09:31:12                                       SPACE MANAGEMENT                                     PROGRAM: SPACE201
                                                       FACILITIES GROUP REPORT                                PAGE:          3

                                                     SECTION:  EPYX
                                                     SECTION LEADER: J BENTLEY

     UNIT NUMBER:   194
     UNIT LEADER:  BENTLEY

                                                                  SPACE HOLDING DETAIL                     FULL TIME STAFF DATA
                                                       -------------------------------------------------  -------------------------
                                                                                                          EMPL                 PRS
NOTE BLD/ROOM  SQ FT  WIDTH  DEPTH   CHARACTERISTICS   OFFCE  AN HD  CONE  LIBRY  MISC  LAB  SHOP  STRGE   NO   EMPLOYEE NAME  CLS
---- --------  -----  -----  ----- ------------------  -----  -----  ----  -----  ----  ---  ----  -----  ----  -------------  ----
     15L 120     130                                      65                                              8053  HAND       ML  SUP
                                                          65                                               254  MADAN      S   CONS

     32  101     113                                     113

     32  102     113                                     113

     32  103     113                                     113                                               186  BARTON     L   CONS

     32  104     174                                     174

     32  105     114                                     114

     32  106     113                                     113

     32  107     114                                      57                                               513  RIZZO      VG  CONS
                                                          57                                               874  RUMSEY     JW  CONS

     32  108     114                                     114                                              7465  POLEVAYA   O   CONS

     32  109     114                                     114

     32  110     114                                      38                                              8259  BOSCO      T   CONS
                                                          38                                              4494  GOODWIN    M   CONS
                                                          38                                              7519  VODUC      V   SUP

     32  111     123                                     123                                               335  PRABHU     SK  CONS

     32  119     115                                     115                                              6916  WOO        P   SENC

     32  120     174                                      58                                              4461  CELONA     J   SUP
                                                          58                                              6660  HILL       SA  CONS
                                                          58                                              6446  LANDRY     BP  SUP

     32  121     114                                      57                                              1870  KHAN       AR  CONS
                                                          57                                              4044  LIU        H   CONS

     32  122     114                                      57                                              5956  HAGAN      MR  CONS
                                                          57                                              7374  QI         FC  CONS

RUN DATE: 04/03/00                                     ARTHUR D. LITTLE, INC.                                 REPORT: SPACE200R1
RUN TIME: 09:31:12                                       SPACE MANAGEMENT                                     PROGRAM: SPACE201
                                                       FACILITIES GROUP REPORT                                PAGE:          4

                                                     SECTION:  EPYX
                                                     SECTION LEADER: J BENTLEY

     UNIT NUMBER:   194
     UNIT LEADER:  BENTLEY

                                                                  SPACE HOLDING DETAIL                     FULL TIME STAFF DATA
                                                       -------------------------------------------------  -------------------------
                                                                                                          EMPL                 PRS
NOTE BLD/ROOM  SQ FT  WIDTH  DEPTH   CHARACTERISTICS   OFFCE  AN HD  CONE  LIBRY  MISC  LAB  SHOP  STRGE   NO   EMPLOYEE NAME  CLS
---- --------  -----  -----  ----- ------------------  -----  -----  ----  -----  ----  ---- ----  -----  ----  -------------  ----
     32  123     114                                      57                                              4260  BATAL      JD  CONS
                                                          57                                              6826  ZHAO       J

     32  124     113                                      57                                              1714  BOWERS     BJ  CONS
                                                          57                                               362  NORTHROP   WF  CONS

     32  125     114                                      57                                              4042  JAMIL      A   CONS
                                                          57                                              4054  RIVERA     A   CONS

     32  126     114                                     114                                               687  NOWICKI    BJ  CONS

     32  127     173                                     173

     32  128     114                                     114

     32  129     114                                     114

     32  130     113                                     113

     32  134     164                                     164                                              5689  HAVERTY    AH  SUP

     32  135     605               EPYX DESIGN CENTER    605

     32  136A     65                                      65

     32  136B     65                                      65

     32  137     311               EPYX CONFERENCE       311

     46  100A   1709               PILOT PLANT                                          1709

     46  200A    297               PILOT PLANT ME22
                                   WILSON G                                              297

     48  100     272               SHED 5                                                272

RUN DATE: 04/03/00                                     ARTHUR D. LITTLE, INC.                                 REPORT: SPACE200R1
RUN TIME: 09:31:12                                       SPACE MANAGEMENT                                     PROGRAM: SPACE201
                                                       FACILITIES GROUP REPORT                                PAGE:          5

                                                     SECTION:  EPYX
                                                     SECTION LEADER: J BENTLEY

     UNIT NUMBER:   194
     UNIT LEADER:  BENTLEY

                                                                  SPACE HOLDING DETAIL                     FULL TIME STAFF DATA
                                                       -------------------------------------------------  -------------------------
                                                                                                          EMPL                 PRS
NOTE BLD/ROOM  SQ FT  WIDTH  DEPTH   CHARACTERISTICS   OFFCE  AN HD  CONE  LIBRY  MISC  LAB  SHOP  STRGE   NO   EMPLOYEE NAME  CLS
---- --------  -----  -----  ----- ------------------  -----  -----  ----  -----  ----  ---- ----  -----  ----  -------------  ----

                                        **********     TOTALS FOR GROUP 194     **********

   SPACE HOLDING    TOTALS    OFFCE   AN HD   CONF     LIBRY     MISC  LAB    SHOP   STRGE     TOTAL               STAFF TOTALS
  SQUARE FEET        14554     6776       0      0         0      668  7013     27       0     14484   PROF:    0    RA   :      0
                                                                                                       SEC :    0    CONS :     33
  NUMBER ROOMS          70       56       0      0         0        3    10      1       0             SUP :    6    SENC :      2
                                                                                                       DIR :    1    MNDR :      0
   AVG SQFT/SEC :      0      AVG SQFT/RA   :       0            AVG SQFT/CONS:    73                  SENM:    0    TECH :      0
   AVG SQFT/SENC:    116      AVG SQFT/DIR  :     117            AVG SQFT/MNDR:     0                  COOP:    0    LTD  :      0
   AVG SQFT/SENM:      0      AVG SQFT/PROF :       0            AVG SQFT/TECH:     0                  DMD :    0    OTHER:      3
   AVG SQFT/COOP:      0      AVG SQFT/SUP  :      80            AVG SQFT/LTD :     0                                       ------
   AVG SQFT/DMD :      0      AVG SQFT/OTHER:      62            AVG SQFT/EMPL:   322                  TOTAL:                   45

RUN DATE: 04/03/00                                     ARTHUR D. LITTLE, INC.                                 REPORT: SPACE200R1
RUN TIME: 09:31:12                                       SPACE MANAGEMENT                                     PROGRAM: SPACE201
                                                       FACILITIES GROUP REPORT                                PAGE:          6

                                                     SECTION:  EPYX
                                                     SECTION LEADER: J BENTLEY

     UNIT NUMBER:
     UNIT LEADER:

                                                                  SPACE HOLDING DETAIL                     FULL TIME STAFF DATA
                                                       -------------------------------------------------  -------------------------
                                                                                                          EMPL                 PRS
NOTE BLD/ROOM  SQ FT  WIDTH  DEPTH   CHARACTERISTICS   OFFCE  AN HD  CONE  LIBRY  MISC  LAB  SHOP  STRGE   NO   EMPLOYEE NAME  CLS
---- --------  -----  -----  ----- ------------------  -----  -----  ----  -----  ----  ---- ----  -----  ----  -------------  ----

                                        ##########     TOTALS FOR SECTION B924     ##########

   SPACE HOLDING    TOTALS    OFFCE   AN HD   CONF     LIBRY     MISC  LAB    SHOP   STRGE     TOTAL               STAFF TOTALS
  SQUARE FEET        14554     6776       0      0         0      668  7013     27       0     14484   PROF:    0    RA   :      0
                                                                                                       SEC :    0    CONS :     33
  NUMBER ROOMS          70       56       0      0         0        3    10      1       0             SUP :    6    SENC :      2
                                                                                                       DIR :    1    MNDR :      0
   AVG SQFT/SEC :      0      AVG SQFT/RA   :       0            AVG SQFT/CONS:    73                  SENM:    0    TECH :      0
   AVG SQFT/SENC:    116      AVG SQFT/DIR  :     117            AVG SQFT/MNDR:     0                  COOP:    0    LTD  :      0
   AVG SQFT/SENM:      0      AVG SQFT/PROF :       0            AVG SQFT/TECH:     0                  DMD :    0    OTHER:      3
   AVG SQFT/COOP:      0      AVG SQFT/SUP  :      80            AVG SQFT/LTD :     0                                       ------
   AVG SQFT/DMD :      0      AVG SQFT/OTHER:      62            AVG SQFT/EMPL:   322                  TOTAL:                   45

RUN DATE: 04/03/00                                   ARTHUR D. LITTLE, INC.                                   REPORT: SPACE200R1
RUN TIME: 09:31:12                                      SPACE MANAGEMENT                                      PROGRAM: SPACE201
                                                    FACILITIES GROUP REPORT                                   PAGE:          7

                                                     SECTION:
                                                     SECTION LEADER:

     UNIT NUMBER:
     UNIT LEADER:

                                                                  SPACE HOLDING DETAIL                     FULL TIME STAFF DATA
                                                       -------------------------------------------------  -------------------------
                                                                                                          EMPL                 PRS
NOTE BLD/ROOM  SQ FT  WIDTH  DEPTH   CHARACTERISTICS   OFFCE  AN HD  CONE  LIBRY  MISC  LAB  SHOP  STRGE   NO   EMPLOYEE NAME  CLS
---- --------  -----  -----  ----- ------------------  -----  -----  ----  -----  ----  ---- ----  -----  ----  -------------  ----

                                        ###########   GRAND TOTALS FOR COMPANY   ##########

   SPACE HOLDING    TOTALS    OFFCE   AN HD   CONF     LIBRY     MISC  LAB    SHOP   STRGE     TOTAL               STAFF TOTALS
  SQUARE FEET        14554     6776       0      0         0      668  7013     27       0     14484   PROF:    0    RA   :      0
                                                                                                       SEC :    0    CONS :     33
  NUMBER ROOMS          70       56       0      0         0        3    10      1       0             SUP :    6    SENC :      2
                                                                                                       DIR :    1    MNDR :      0
   AVG SQFT/SEC :      0      AVG SQFT/RA   :       0            AVG SQFT/CONS:    73                  SENM:    0    TECH :      0
   AVG SQFT/SENC:    116      AVG SQFT/DIR  :     117            AVG SQFT/MNDR:     0                  COOP:    0    LTD  :      0
   AVG SQFT/SENM:      0      AVG SQFT/PROF :       0            AVG SQFT/TECH:     0                  DMD :    0    OTHER:      3
   AVG SQFT/COOP:      0      AVG SQFT/SUP  :      80            AVG SQFT/LTD :     0                                       ------
   AVG SQFT/DMD :      0      AVG SQFT/OTHER:      62            AVG SQFT/EMPL:   322                  TOTAL:                   45

                           EPYX Space - Building 15
                         Total Rentable sq. ft. 8,261




Notes:
# 1: 15L/101 thru 15L/107A reflects space for cubicles only (818 sq. ft.) Aisle space has been deducted.

Note #2: 15/153 reflects space for offices and cubicles only (380 sq. ft.) Entrance and aisle space has been deducted.


                           [FLOOR PLAN APPEARS HERE]

as of 3/31/00
Pat Walsh

                         EPYX Space - Building 32
                         Total Rentable sq. ft. = 4,015 sq. ft.



                           [FLOOR PLAN APPEARS HERE]


     Notes:
     Red background is Credit Union
     and other shared space.

     as of 3/31/00
     Pat Walsh

                  [PILOT PLANT COMPLEX DRAWING APPEARS HERE]